                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a -101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                    [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                IMAX CORPORATION
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

(2)   Aggregate number of securities to which transactions applies:

        ------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction.

        ------------------------------------------------------------------------

(5)   Total fee paid:

        ------------------------------------------------------------------------

   [ ] Fee paid previously with preliminary materials.

        ------------------------------------------------------------------------

   [ ]Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

        ------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

(3)   Filing Party:

        ------------------------------------------------------------------------

(4)   Date Filed:

        ------------------------------------------------------------------------

[IMAX LOGO]

IMAX Corporation
2525 Speakman Drive
Mississauga, Ontario, Canada, L5K 1B1

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of IMAX CORPORATION (the "Company") will be held at Stony Brook Manhattan, 2nd Floor, 401 Park Avenue South, New York, New York, USA, 10016 on Wednesday, April 13, 2005 at 10:30 a.m. (the "Meeting"), for the purposes of:

      (1) receiving the consolidated financial statements for the fiscal year ended December 31, 2004, together with the auditors' report thereon;

      (2)   electing directors;

      (3) appointing auditors and authorizing the directors to fix the auditors' remuneration; and

      (4) transacting such other business as may properly be brought before the Meeting or any adjournments thereof.

                                            By Order of the Board,

                                            /s/ G. MARY RUBY
                                            ------------------------------------
                                            G. MARY RUBY
                                            Senior Vice President, Legal Affairs
                                            and Corporate Secretary

Mississauga, Ontario
March 11, 2005

SHAREHOLDERS WHO ARE UNABLE TO BE PRESENT AT THE MEETING ARE REQUESTED TO COMPLETE AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. PROXIES MUST BE DEPOSITED WITH COMPUTERSHARE INVESTOR SERVICES INC., C/O STOCK AND BOND TRANSFER DEPT., 9TH FLOOR, 100 UNIVERSITY AVENUE, TORONTO, ONTARIO, CANADA, M5J 2Y1 OR AT THE CORPORATE HEADQUARTERS OF THE COMPANY NOTED ABOVE ON OR BEFORE 5:00 P.M. (EASTERN TIME) ON APRIL 11, 2005.

                                  [IMAX LOGO]

                                 PROXY CIRCULAR

                                       AND

                                 PROXY STATEMENT

                                 MARCH 11, 2005

                                IMAX CORPORATION
           2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1
                       tel: 905-403-6500 fax: 905-403-6540
                                  www.imax.com

                                TABLE OF CONTENTS

GENERAL INFORMATION.............................................................................................        1
SOLICITATION OF PROXIES BY MANAGEMENT...........................................................................        1
INFORMATION ON VOTING...........................................................................................        1
     Record Date for Notice of Annual Meeting and Provisions Relating to Voting.................................        1
     Appointment and Delivery of Proxies........................................................................        1
     Revocability of Proxies....................................................................................        1
     Proxy and Voting by Mail or Delivery.......................................................................        2
     Proxy and Voting by Telephone..............................................................................        2
     Proxy and Voting by Internet...............................................................................        2
     Voting By Proxy............................................................................................        2
     Exercise of Discretion by Proxies..........................................................................        2
VOTING SHARES...................................................................................................        3
PRINCIPAL SHAREHOLDERS OF VOTING SHARES.........................................................................        3
FINANCIAL STATEMENTS AND AUDITORS' REPORT.......................................................................        3
SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2006 ANNUAL MEETING.....................................................        3
ELECTION OF DIRECTORS...........................................................................................        4
NOMINEES FOR ELECTION...........................................................................................        4
     Directors who Continue in Office after the Meeting.........................................................        5
EXECUTIVE OFFICERS..............................................................................................        6
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT..................................................................        8
     Section 16(a) Beneficial Ownership Reporting Compliance....................................................        9
EXECUTIVE COMPENSATION..........................................................................................        9
     Summary Compensation Table.................................................................................        9
     Options Granted............................................................................................       10
     Aggregated Option Exercises and Year-End Option Values.....................................................       11
     Pension Plans..............................................................................................       11
     Employment Contracts.......................................................................................       12
     Equity Compensation Plans..................................................................................       14
CODE OF ETHICS..................................................................................................       14
COMPENSATION COMMITTTEE INTERLOCKS AND INSIDER PARTICIPATION....................................................       14
REPORT ON EXECUTIVE COMPENSATION................................................................................       14
     Composition of Compensation Committee......................................................................       14
     Base Salary................................................................................................       15
     Annual Incentive Compensation..............................................................................       15
     Stock Options..............................................................................................       15
     Executive Share Ownership Plan.............................................................................       16
     Compensation of Co-Chief Executive Officers................................................................       16
     Performance Graph..........................................................................................       17
DIRECTORS' AND OFFICERS' LIABILITY INSURANCE....................................................................       17
DIRECTORS' COMPENSATION.........................................................................................       17
CORPORATE GOVERNANCE............................................................................................       17
     Committees of the Board....................................................................................       18
     Audit Committee............................................................................................       18
     Compensation Committee.....................................................................................       18
     Governance Committee.......................................................................................       18
     Option Committee...........................................................................................       18
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................................................       19
     Shareholders' Agreements...................................................................................       19
     Registration Rights Agreements.............................................................................       19
AUDITOR INDEPENDENCE............................................................................................       19
     Audit Fees.................................................................................................       19
     Audit-Related Fees.........................................................................................       19
     Tax Fees...................................................................................................       19
     All Other Fees.............................................................................................       19
     Audit Committee's Pre-Approval Policies and Procedures.....................................................       20
REPORT OF THE AUDIT COMMITTEE...................................................................................       20
APPOINTMENT OF AUDITORS.........................................................................................       20
AVAILABLE INFORMATION...........................................................................................       20
APPROVAL BY BOARD OF DIRECTORS..................................................................................       20
APPENDIX "A"....................................................................................................      A-1

[IMAX LOGO]

IMAX Corporation
2525 Speakman Drive
Mississauga, Ontario, Canada, L5K 1B1

                               GENERAL INFORMATION

      The Annual Meeting (the "Meeting") of shareholders of IMAX Corporation (the "Company") will be held at Stony Brook Manhattan, 2nd Floor, 401 Park Avenue South, New York, New York, USA, 10016, on Wednesday, April 13, 2005 at 10:30 a.m., for the purposes of: (i) receiving the consolidated financial statements for the fiscal year ended December 31, 2004, together with the auditors' report thereon; (ii) electing directors; (iii) appointing auditors and authorizing the directors to fix the auditors' remuneration; and (iv) transacting such other business as may properly be brought before the Meeting or any adjournments thereof.

      The Notice of Annual Meeting, this document and the Proxy will be released on or about March 11, 2005 to security holders of the Company's Common Shares as of the close of business on March 9, 2005, the record date for the Annual Meeting.

                      SOLICITATION OF PROXIES BY MANAGEMENT

      THIS PROXY CIRCULAR AND PROXY STATEMENT (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF THE COMPANY OF PROXIES TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON WEDNESDAY, APRIL 13, 2005 AT STONY BROOK MANHATTAN, 2ND FLOOR, 401 PARK AVENUE SOUTH, NEW YORK, NEW YORK, USA, 10016 AT 10:30 A.M., AND AT ANY ADJOURNMENTS THEREOF FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING. While management intends to solicit most proxies by mail, some proxies may be solicited by telephone or other personal contact by directors or officers of the Company. Directors and employees will not receive any additional compensation for such activity. The Company will, upon request, pay brokers and certain other persons who hold the Company's Common Shares for others, their reasonable expenses for sending proxy materials to the beneficial owners of the Company's Common Shares. The cost of solicitation will be borne by the Company.

                              INFORMATION ON VOTING

RECORD DATE FOR NOTICE OF ANNUAL MEETING AND PROVISIONS RELATING TO VOTING

      The Board of Directors has fixed March 9, 2005 as the record date for the Meeting. Accordingly, each holder of Common Shares of record on that date is entitled to one vote for each Common Share shown as registered in the shareholder's name on the list of shareholders prepared as of March 9, 2005.

APPOINTMENT AND DELIVERY OF PROXIES

      The persons named in the accompanying Proxy are directors and officers of the Company. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE COMPANY, OTHER THAN THE PERSONS DESIGNATED AS PROXYHOLDERS IN THE ACCOMPANYING PROXY, TO ATTEND AND ACT ON BEHALF OF THE SHAREHOLDER AT THE MEETING. To exercise this right, a shareholder may either insert such other person's name in the blank space provided in the accompanying Proxy, or complete another appropriate form of proxy.

REVOCABILITY OF PROXIES

      A shareholder who has given a Proxy may revoke it by depositing an instrument in writing (including another proxy) executed by the shareholder or his attorney authorized in writing at the registered office of the Company at any time up to and including 5:00 p.m., Eastern Time, on the second last business day prior to the day of the Meeting or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting or at any adjournment thereof at any time before it is exercised on any particular matter or in any other manner permitted by law including attending the Meeting in person.

 Unless otherwise indicated, all references in this document to dollar amounts are to U.S. dollars. All information contained in this document is at March 11,
                       2005, unless otherwise indicated.

PROXY AND VOTING BY MAIL OR DELIVERY

      To vote by mail or delivery, your paper proxy must be completed, signed and returned in accordance with the instructions on the paper proxy. To be valid, a Proxy must be dated and signed by the shareholder or his attorney authorized in writing. The Proxy, to be acted upon, must be deposited with the Company c/o its transfer agent, Computershare Investor Services Inc., c/o Stock & Bond Transfer Dept., 9th Floor, 100 University Avenue, Toronto, Ontario, Canada, M5J 2Y1 or at the Corporate Headquarters of the Company, by 5:00 p.m., Eastern Time, on Monday, April 11, 2005 or 5:00 p.m. on the second last business day prior to the date of any adjournment of the Meeting, or with the chairman of the Meeting on the day of the Meeting or any adjournment of the Meeting prior to the commencement of the Meeting or the adjournment, as the case may be.

PROXY AND VOTING BY TELEPHONE

      To vote by telephone, call the toll-free number shown on the proxy form provided. Using a touch-tone telephone to select your voting preferences, follow the instructions of the "Vote voice" and REFER TO YOUR HOLDER ACCOUNT NUMBER AND ACCESS NUMBER PROVIDED ON THE PROXY that was delivered to you by mail.

      NOTE THAT VOTING BY TELEPHONE IS NOT AVAILABLE IF YOU WISH TO APPOINT A PERSON AS A PROXY OTHER THAN THE PERSONS NAMED ON THE PROXY FORM. In such a case, your proxy should be voted by mail, delivery, or Internet.

PROXY AND VOTING BY INTERNET

      To vote your proxy by Internet, visit the website address as shown on the proxy form provided. Follow the on-line voting instructions given to you over the Internet and REFER TO YOUR HOLDER ACCOUNT NUMBER AND ACCESS NUMBER PROVIDED ON THE PROXY that was delivered to you by mail.

VOTING BY PROXY

      For the purpose of voting by Proxy, proxies marked as "WITHHOLD" will be treated as present for the purpose of determining a quorum but will not be counted as having been voted in respect of any matter to which the instruction to "WITHHOLD" is indicated.

      By completing and returning a proxy, you are authorizing the person named in the proxy to attend the Meeting and vote your shares on each item of business you are entitled to vote on, according to your instructions. IF THERE ARE NOT INSTRUCTIONS WITH RESPECT TO YOUR PROXY, YOUR COMMON SHARES WILL BE VOTED IN FAVOUR OF THE ELECTION OF DIRECTORS AND THE APPOINTMENT OF AUDITORS AND AUTHORIZING THE DIRECTORS TO FIX THE AUDITORS' REMUNERATION, IN EACH CASE, AS REFERRED TO IN THIS CIRCULAR.

      Proxies returned by intermediaries as "non-votes" because the intermediary has not received instructions from the non-registered shareholder with respect to the voting of certain shares or, under applicable stock exchange or other rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the Meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by broker "non-votes" will, however, be counted in determining whether there is a quorum.

EXERCISE OF DISCRETION BY PROXIES

      The person appointed as proxyholder has discretionary authority and may vote the Common Shares represented thereby as such person considers best with respect to amendments or variations to matters identified in the Notice of Annual Meeting, and with respect to any other matter which may properly come before the Meeting. As of the date of this Circular, management of the Company is not aware of any such amendment, variation or other matter proposed or likely to come before the Meeting. However, if any such amendment, variation or other matter properly comes before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote on such other business in accordance with their judgement.

                                  VOTING SHARES

      On March 9, 2005 the Company had 39,580,829 Common Shares issued and outstanding, each carrying the right to one vote at all meetings of the shareholders of the Company.

      A quorum for the transaction of business at the Meeting shall be at least two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder for such a shareholder and together holding or representing by Proxy not less than 33-1/3% of the outstanding Common Shares of the Company entitled to be voted at the Meeting.

                     PRINCIPAL SHAREHOLDERS OF VOTING SHARES

      The Company is not aware of any persons who as of March 9, 2005, beneficially owned or exercised control or direction over more than 5% of the Company's Common Shares except:

                                                            AMOUNT AND NATURE OF
                   NAME AND ADDRESS OF                    BENEFICIAL OWNERSHIP OF   PERCENT OF OUTSTANDING
            BENEFICIAL OWNER OF COMMON SHARES                COMMON SHARES (1)        COMMON SHARES (2)
--------------------------------------------------------  -----------------------  ----------------------
RICHARD L. GELFOND                                              2,422,900 (3)                6.0%
    Suite 2100, 110 East 59th Street, New York, New York

BRADLEY J. WECHSLER                                             2,332,800 (4)                5.8%
    Suite 2100, 110 East 59th Street, New York, New York

      Statements as to securities beneficially owned by the above-mentioned beneficial owners, or as to securities, over which they exercise control or direction, are based upon information obtained from such beneficial owners and from records available to the Company.

(1) Includes number of Common Shares owned at March 9, 2005 and Common Shares as to which each individual had at March 9, 2005 the right to acquire beneficial ownership through the exercise of vested options plus options that vest within 60 days of that date.

(2) Based on dividing the number of Common Shares beneficially owned by such person by 39,580,829 Common Shares outstanding as of March 9, 2005 adjusted for shares issuable through the exercise of vested options, held by such person, plus options, held by such person, that vest within 60 days of that date.

(3) Included in the amount shown are 850,000 Common Shares as to which Mr. Gelfond had the right to acquire beneficial ownership as of March 9, 2005 through the exercise of options.

(4) Included in the amount shown are 850,000 Common Shares as to which Mr. Wechsler had the right to acquire beneficial ownership as of March 9, 2005 through the exercise of options.

                    FINANCIAL STATEMENTS AND AUDITORS' REPORT

      The Board of Directors will submit to the shareholders at the Meeting the consolidated financial statements for the fiscal year ended December 31, 2004, and the Auditors' Report thereon. A copy of these financial statements and the Auditors' Report is included in the Annual Report to Shareholders, which is being mailed to the Company's shareholders together with this Circular.

           SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2006 ANNUAL MEETING

      If a shareholder wishes to propose any matter for a vote by the Company's shareholders at its 2006 annual meeting, he/she must send his/her proposal to the Company's corporate office at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary. The Company may omit the proposal from next year's proxy circular and proxy statement under applicable U.S. securities laws if it is not received by the Company's Corporate Secretary at the address noted above by November 11, 2005 and may omit the proposal from next year's proxy circular and proxy statement under applicable Canadian corporate law if it is not received by the Company's Corporate Secretary at the address noted above by December 11, 2005.

                              ELECTION OF DIRECTORS

      The Company's articles permit the Company to have between one and 15 directors, with the actual number determined by the Board of Directors. The number of directors presently in office is eight.

      At the Meeting, shareholders will be asked to approve the election of directors, by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favour of the resolution for the election of nominees. IN THE ABSENCE OF ANY INSTRUCTION ON THE ACCOMPANYING PROXY, IT IS THE INTENTION OF THE PERSONS NAMED BY MANAGEMENT IN THE PROXY TO VOTE THE COMMON SHARES REPRESENTED BY THE PROXY IN FAVOUR OF THE RESOLUTION.

      The Board of Directors is divided into three classes, each of which serves for a three year term. The Board of Directors is currently composed of Neil S. Braun, Kenneth G. Copland, Michael Fuchs, Richard L. Gelfond, Garth M. Girvan, David W. Leebron, Marc A. Utay and Bradley J. Wechsler. At the Meeting the term of Class II directors expires. The term of Class I directors expires in 2006. The term of Class III directors expires in 2007.

      During the fiscal year ended December 31, 2004, the Board of Directors held five meetings. The Audit Committee held nine meetings and the Governance Committee held two meetings. During the fiscal year ended December 31, 2004, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the board on which he served, with the exception of Mr. Fuchs.

      While the Company encourages each director to attend each annual meeting of shareholders, it has no formal policy concerning such attendance. Six directors attended last year's annual and special meeting of shareholders. The Company does not have a formal policy regarding shareholders communicating with the Board of Directors, although shareholders may do so in writing to IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1,
Attention: Board of Directors and Secretary to the Board. The Secretary forwards all shareholder communications to the Board of Directors.

                              NOMINEES FOR ELECTION

      The individuals noted below are to be nominated for election to the Board of Directors of the Company in Class II.

      The following table lists certain information concerning the persons to be nominated for election to the Board of Directors of the Company in Class II and the directors whose terms continue after the Meeting.

                                                                                                        CURRENT POSITION
             NOMINEES FOR ELECTION AS CLASS II DIRECTORS FOR THE TERM EXPIRING IN 2008                  WITH THE COMPANY
------------------------------------------------------------------------------------------------------  ----------------
+++ = + Garth M. Girvan, 55, Toronto, Ontario.                                                              Director
Garth M. Girvan, a director of the Company since March 1994, is a partner of McCarthy Tetrault,
Canadian counsel to the Company. Mr. Girvan is a director of Corby Distilleries Limited and is a
Canadian citizen.

* = David Leebron, 50, Houston, Texas.                                                                      Director
David W. Leebron, a director of the Company since September 2003, has been the President of Rice
University since July 1, 2004. Prior to July 1, 2004, Mr. Leebron held the position of Dean and Lucy
G. Moses Professor of Law at Columbia University School of Law since 1996 and Professor of Law since
1989. Mr. Leebron is a member of the American Bar Association and on the Council on Foreign Relations.
Mr. Leebron serves as Chairman of the Governance Committee of the Company.

= + Marc A. Utay, 45, New York, New York.                                                                   Director
Marc A. Utay, a director of the Company since May 1996, has been the Managing Partner of Clarion
Capital Partners, a private equity investment firm, since November 1999. Prior to joining Clarion, Mr.
Utay was a Managing Director of Wasserstein Perella & Co. Inc. and a member of Wasserstein Perella's
Policy Committee. Mr. Utay was co-head of Wasserstein Perella's Leveraged Finance, Retailing and
Media, Telecommunication and Entertainment groups. Until December 2002, Mr. Utay was also a Senior
Advisor to Dresdner Kleinwort Wasserstein. Prior to his joining Wasserstein Perella, Mr. Utay was
Managing Director at Bankers Trust Company where he specialized in leveraged finance and mergers and acquisitions. Mr. Utay is a director of P & F Industries, Inc. Mr. Utay serves as Chairman of the
Option Committee of the Company.

                     DIRECTORS WHO CONTINUE IN OFFICE AFTER THE MEETING                                 EXPIRY OF TERM OF OFFICE
------------------------------------------------------------------------------------------------------  ------------------------
* Neil S. Braun, 52, New York, New York.                                                                           2006
Neil S. Braun, a director of the Company since June 2003, has been the President, Feature Films and
Television, IDT Entertainment since January 2005 and the President of Vanguard Animation, LLC since
2001. He was the President of Vast Video Inc. prior to this and was President of iCast Corporation a wholly-owned subsidiary of CMGI, Inc. during 1999. From 1994 to 1998, Mr. Braun was President of NBC
Television Network. Mr. Braun also sits on the Share our Strength and Westhampton Beach Performing
Arts Center boards of directors and is a member of the University of Pennsylvania School of Arts and
Sciences Board of Overseers, all non-profit organizations.

* Kenneth G. Copland, 67, Toronto, Ontario.                                                                        2007
Kenneth G. Copland, a director of the Company since June 1999, is the Chairman of KGC Ltd. Mr. Copland was the Vice-Chairman of BMO Nesbitt Burns Inc. from 1994 to May 2001. He is Chairman of Humber
College Foundation and HC Educational Ventures Limited. Mr. Copland is a director of the Investment
Dealers Association of Canada. Mr. Copland serves as the Chairman of the Audit Committee and is a
Canadian citizen.

+++ Michael Fuchs, 59, New York, New York.                                                                         2006
Michael Fuchs, a director of the Company since October 2002; previously he was a director of the
Company from May 1996 to June 1999. Mr. Fuchs is the Chairman and director of Autobytel.com and the
Chairman of Bryant Park Restoration Corporation. Mr. Fuchs held the position of Chairman and Chief
Executive Officer of Home Box Office from October 1984 until November 1995. In May 1995, he also became chairman of Warner Music Group. Mr. Fuchs is also on the Board of Trustees of the Simon
Wiesenthal Center and a member of the board of the Alzheimer Association.

Richard L. Gelfond, 49, New York, New York.                                                                        2007
Richard Gelfond has been Co-Chairman of the Company since June 1999 and Co-Chief Executive Officer since May 1996. From March 1994 to June 1999, Mr. Gelfond served as Vice Chairman of the Company. Mr.
Gelfond serves as Chairman of the Board of Trustees of the Stony Brook Foundation, Inc., affiliated with Stony Brook University, and is on the Board of Directors for Brookhaven Science Associates, the
Management Company of Brookhaven National Laboratories. He is also Vice Chairman of the New York
Historical Society and a Member of the Motion Picture Academy of Arts & Science. Mr. Gelfond served as the Chairman of the Columbia Shuttle Memorial Trust Steering Committee, which was established in co-operation with NASA to support the families of the seven crew members of the STS-107 mission of the
Space Shuttle Columbia, which came to tragic end on February 1, 2003.

Bradley J. Wechsler, 53, New York, New York.                                                                       2007
Bradley J. Wechsler has been Co-Chief Executive Officer of the Company with Mr. Gelfond since May
1996. From March 1994 to June 1999, Mr. Wechsler served as Chairman of the Company and has served as
Co-Chairman with Mr. Gelfond since June 1999. Mr. Wechsler serves on the boards of NYU Hospital, where he is a Vice Chairman and member of the Executive Committee, the American Museum of the Moving Image,
Math for America, the Ethical Culture Fieldston Schools and Apollo Investment Corporation. Mr.
Wechsler is also a Member of the Motion Picture Academy of Arts & Science.

*   Member, Audit Committee of the Company

+++ Member, Compensation Committee of the Company

=   Member, Governance Committee of the Company

+   Member, Option Committee of the Company

      The Board of Directors recommends that you vote in favour of the election of the nominees whose names are set forth above.

      THE PERSONS NAMED IN THE ACCOMPANYING PROXY INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES WHOSE NAMES ARE SET FORTH ABOVE. IF ANY OF THE ABOVE NOMINEES IS FOR ANY REASON UNABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOUR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT SUCH SHAREHOLDER'S SHARES ARE TO BE WITHHELD FROM VOTING ON THE ELECTION OF DIRECTORS.

      Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director. Each director elected will hold office until the expiry of the term for which he has been elected or until his successor is elected or appointed, unless his office is earlier vacated.

      Shareholders who wish to have the Board of Directors consider the nomination of any person for director at the 2006 meeting of shareholders should communicate with the Company's Corporate Secretary at the Company's corporate office.

                               EXECUTIVE OFFICERS

      The following table sets forth certain information regarding the executive officers of the Company.

Name                              Age                                        Position
----                              ---  ------------------------------------------------------------------------------------
Richard L. Gelfond..............   49  Co-Chairman, Co-Chief Executive Officer and Director
Bradley J. Wechsler.............   53  Co-Chairman, Co-Chief Executive Officer and Director
Greg Foster.....................   42  President & Chairman, Filmed Entertainment
Francis T. Joyce................   52  Chief Financial Officer
Robert D. Lister................   36  Executive Vice President, Business & Legal Affairs and General Counsel
Larry O'Reilly..................   42  Executive Vice President, Theatre Development
Brian Bonnick...................   48  Senior Vice President, Technology
David B. Keighley...............   56  Senior Vice President & President, David Keighley Productions 70MM Inc.
G. Mary Ruby....................   47  Deputy General Counsel, Senior Vice President, Legal Affairs and Corporate Secretary
Mary C. Sullivan................   41  Senior Vice President, Human Resources & Administration
Mark Welton.....................   41  Senior Vice President, Theatre Operations
Kathryn A. Gamble...............   37  Vice President, Finance and Controller
Edward MacNeil..................   40  Vice President, Finance, Tax and Special Projects

      RICHARD L. GELFOND has been Co-Chairman of the Company since June 1999 and Co-Chief Executive Officer since May 1996. From March 1994 to June 1999, Mr. Gelfond served as Vice Chairman of the Company. Mr. Gelfond serves as Chairman of the Board of Trustees of the Stony Brook Foundation, Inc., affiliated with Stony Brook University, and is on the Board of Directors for Brookhaven Science Associates, the Management Company of Brookhaven National Laboratories. He is also Vice Chairman of the New York Historical Society and a Member of the Motion Picture Academy of Arts & Science. Mr. Gelfond served as the Chairman of the Columbia Shuttle Memorial Trust Steering Committee, which was established in co-operation with NASA to support the families of the seven crew members of the STS-107 mission of the Space Shuttle Columbia, which came to a tragic end on February 1, 2003.

      BRADLEY J. WECHSLER has been Co-Chief Executive Officer of the Company with Mr. Gelfond since May 1996. From March 1994 to June 1999, Mr. Wechsler served as Chairman of the Company and has served as Co-Chairman with Mr. Gelfond since June 1999. Mr. Wechsler serves on the boards of NYU Hospital, where he is a Vice Chairman and member of the Executive Committee, the American Museum of the Moving Image, Math for America, the Ethical Culture Fieldston Schools and Apollo Investment Corporation. Mr. Wechsler is also a Member of the Motion Picture Academy of Arts & Science

      GREG FOSTER joined the Company in March 2001 as President, Filmed Entertainment and was appointed President & Chairman, Filmed Entertainment in September 2004. Prior to joining the Company, Mr. Foster was Executive Vice-President of Production at MGM/UA. Prior to that Mr. Foster held other senior positions including Senior Vice-President of Motion Picture Marketing Research during his 15 years at MGM/UA. In 1999, Mr. Foster founded uMogul, a financial services company and held the position of Chairman, Co-Founder and President.

      FRANCIS T. JOYCE joined the Company in March 2001 as Chief Financial Officer. Prior to joining the Company, Mr. Joyce held the position of Chief Financial Officer of the Internet company theglobe.com from 1998 until his employment with the Company. From 1997 to 1998, Mr. Joyce served as Chief Financial Officer of Reed Travel Group, a division of Reed Elsevier PLC and from 1994 to 1997 served as Chief Financial Officer of the Alexander Consulting Group, a division of Alexander and Alexander Services Inc., an international professional services firm. Mr. Joyce is a member of Financial Executive International and the American Institute of Certified Public Accountants.

      ROBERT D. LISTER joined the Company in May 1999 as Senior Vice President, Legal Affairs and General Counsel and was appointed Executive Vice President, Business & Legal Affairs in May 2001. Prior to joining the Company, Mr. Lister was Vice President, General Counsel and Secretary of Clearview Cinemas, a film exhibitor, from March 1998 until his employment with the Company. Prior to that, Mr. Lister served as Associate General Counsel of Merit Behavioral Care Corporation, a behavioral healthcare company, from March 1996 through March 1998. Mr. Lister serves on the board of Giant Screen Theater Association. Mr. Lister is a member of the New York State Bar Association.

      LARRY O'REILLY joined the Company in March 1994 as the Sales Manager, Film Distribution and was appointed Executive Vice President, Theatre Development in September 2004. Mr. O'Reilly has held various positions within the Company including Manager, Business Development: Film; Director, Strategic Partnerships; Director, Commercial Marketing: The Americas; Vice President, Sales, The Americas; and Senior Vice President, Theatre Development & Film Distribution.

      BRIAN BONNICK joined the Company in January 1999 as Vice President, Research & Development and was appointed Senior Vice President, Technology in August 2001. Prior to joining the Company, Mr. Bonnick was Vice President, Engineering and Operations for Electrohome Corporation. Prior to that Mr. Bonnick was Vice President and General Manager at TSB International Inc. a telecommunications company. Mr. Bonnick is registered as a professional engineer by the Association of Professional Engineers of Ontario.

      DAVID B. KEIGHLEY joined the Company in February 1988, was appointed a Senior Vice President of the Company in July 1997 and is President of David Keighley Productions 70MM Inc., a subsidiary of the Company. Mr. Keighley is responsible for motion picture and digital post-production and image quality assurance for 15/70-format films.

      G. MARY RUBY joined the Company in October 1987 as Associate General Counsel and was appointed Senior Vice President, Legal Affairs in July 2001. Ms. Ruby was General Counsel of the Company from February 1989 to February 1997. Ms. Ruby is Deputy General Counsel and acts as Corporate Secretary to the Board of Directors. In November 2004, Ms. Ruby was appointed by the Company's Audit Committee as Chief Compliance Officer, responsible for oversight of the Company's Whistle Blower Program. Ms. Ruby is a member of the Ontario Bar Association.

      MARY C. SULLIVAN joined the Company in January 1996 as Director, Human Resources and was appointed Vice President, Human Resources and Administration in 1998 and Senior Vice President, Human Resources and Administration in January 2000. Prior to joining the Company, Ms. Sullivan was Director, Human Resources of Central Park Lodges. Ms. Sullivan is a director of the Women's Legal Education and Action Fund and its Foundation.

      MARK WELTON joined the Company in July 1997 as Director, Business Affairs and was appointed Senior Vice President, Theatre Operations in October 2003. Previous to that Mr. Welton was Senior Vice President, Business Affairs, a position he held since September 2001. Prior to joining the Company Mr. Welton was an Associate Lawyer at Stikeman, Elliot from 1994 until his employment with the Company.

      KATHRYN A. GAMBLE joined the Company in July 2001 as Vice President, Finance and Controller. Prior to joining the Company Ms. Gamble served as Vice President, Finance and Chief Financial Officer of the Internet company Healthyconnect.com Inc. from 2000 until her employment with the Company. From 1996 to 2000, Ms. Gamble served as Vice President and Chief Financial Officer of Med-Emerg International Inc., a healthcare company. Ms. Gamble is a member of the Canadian Institute of Chartered Accountants.

      EDWARD MACNEIL joined the Company in April 1994 as Director, Taxation & Treasury and was appointed Vice President Finance, Tax and Special Projects in September 2001. From October 1999 to August 2001, Mr. MacNeil held the position of Director and Senior Vice President of Digital Projection Limited, a former subsidiary of the Company. Prior to joining the Company Mr. MacNeil was a Taxation Manager at PricewaterhouseCoopers. Mr. MacNeil is a member of the Canadian Institute of Chartered Accountants.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

      The following table sets forth information with respect to the beneficial ownership of the Company's Common Shares as of March 9, 2005 or as otherwise indicated in the notes below, including (i) all persons to be nominated for election to the Board of Directors, individually; (ii) all directors and the Named Executive Officers, individually, and (iii) all directors and executive officers as a group.

                                                                AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP OF  PERCENT OF OUTSTANDING
NAME OF BENEFICIAL OWNER OF COMMON SHARES                          COMMON SHARES            COMMON SHARES
------------------------------------------------------------  -----------------------  ----------------------
RICHARD L. GELFOND                                                2,422,900    (1)              6.0
BRADLEY J. WECHSLER                                               2,332,800    (2)              5.8
NEIL S. BRAUN                                                        16,000    (3)              *
KENNETH G. COPLAND                                                   71,911    (4)              *
MICHAEL FUCHS                                                        46,185    (5)              *
GARTH M. GIRVAN                                                      87,636    (6)              *
DAVID W. LEEBRON                                                     15,300    (7)              *
MARC A. UTAY                                                      1,336,065    (8)              3.4
GREG FOSTER                                                         273,500    (9)              *
FRANCIS T. JOYCE                                                     94,500    (10)             *
ROBERT D. LISTER                                                     96,083    (11)             *
DAVID B. KEIGHLEY                                                    34,800    (12)             *
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (19 PERSONS)      7,077,147    (13)            16.7


* less than 1%

      Statements as to securities beneficially owned by directors and by executive officers, or as to securities, over which they exercise control or direction, are based upon information obtained from such directors and executive officers and from records available to the Company.

      The amount of Common Shares listed includes the number of Common Shares owned at March 9, 2005 and Common Shares as to which each individual had at March 9, 2005 the right to acquire beneficial ownership through the exercise of vested options plus options that vest within 60 days of that date.

      The percent of outstanding Common Shares is based on dividing the number of Common Shares beneficially owned by the individual by 39,580,829 Common Shares outstanding as of March 9, 2005 adjusted for shares issuable through the exercise of vested options held, plus options held that vest within 60 days of that date.

(1) Included in the amount shown are 850,000 Common Shares which Mr. Gelfond had the right to acquire beneficial ownership through the exercise of options.

(2) Included in the amount shown are 850,000 Common Shares which Mr. Wechsler had the right to acquire beneficial ownership through the exercise of options.

(3) Included in the amount shown are 16,000 Common Shares which Mr. Braun had the right to acquire beneficial ownership through the exercise of options.

(4) Included in the amount shown are 61,911 Common Shares which Mr. Copland had the right to acquire beneficial ownership through the exercise of options

(5) Included in the amount shown are 46,185 Common Shares which Mr. Fuchs had the right to acquire beneficial ownership through the exercise of options.

(6) Included in the amount shown are 61,738 Common Shares which Mr. Girvan had the right to acquire beneficial ownership through the exercise of options.

(7) Included in the amount shown are 14,000 Common Shares which Mr. Leebron had the right to acquire beneficial ownership through the exercise of options.

(8) Included in the amount shown are 211,738 Common Shares which Mr. Utay had the right to acquire beneficial ownership through the exercise of options.

(9) Included in the amount shown are 257,500 Common Shares which Mr. Foster had the right to acquire beneficial ownership through the exercise of options.

(10) Included in the amount shown are 92,000 Common Shares which Mr. Joyce had the right to acquire beneficial ownership through the exercise of options.

(11) Included in the amount shown are 87,083 Common Shares which Mr. Lister had the right to acquire beneficial ownership through the exercise of options.

(12) Included in the amount shown are 30,000 Common Shares which Mr. Keighley had the right to acquire beneficial ownership through the exercise of options.

(13) Included in the amount shown are 2,803,487 Common Shares as to which all directors and executive officers as a group had the right to acquire beneficial ownership through the exercise of options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). The Reporting Persons are also required by the Exchange Act to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely upon review of Forms 3 and 4 (and amendments thereto) received from or written representations by the Reporting Persons, in respect of the fiscal year ended December 31, 2004, the Company believes that reports on Form 4 were not timely filed for Mr. O'Reilly regarding a purchase of Common Shares and Messrs. Gelfond and Wechsler regarding a grant of options.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth, for the periods indicated, the compensation paid or granted by the Company to the individuals who served during 2004 as Chief Executive Officers and the four most highly compensated executive officers of the Company, other than the Chief Executive Officers, who were serving as executive officers at December 31, 2004 (collectively, the "Named Executive Officers").

                                                    ANNUAL COMPENSATION             LONG-TERM COMPENSATION
                                                    -------------------             ----------------------
                                                                     OTHER                        SECURITIES
   NAME AND PRINCIPAL                                                ANNUAL         RESTRICTED    UNDERLYING     ALL OTHER
       POSITION OF          YEAR ENDED     SALARY      BONUS (1)   COMPENSATION(2) STOCK AWARDS     OPTIONS    COMPENSATION (3)
NAMED EXECUTIVE OFFICER     DECEMBER 31      ($)          ($)           ($)             ($)           (#)          ($)
--------------------------  -----------  -----------  -----------  --------------- ------------  -----------   ----------------
Richard L. Gelfond             2004      500,000      750,000          Nil              Nil       450,000 (4)       4,460 (5)
Co-Chairman and Co-Chief       2003      500,000      750,000          Nil              Nil          Nil            4,270
Executive Officer              2002      500,000      750,000          Nil              Nil       700,000 (6)       4,077

Bradley J. Wechsler            2004      500,000      750,000          Nil              Nil       450,000 (4)       4,652 (7)
Co-Chairman and Co-Chief       2003      500,000      750,000          Nil              Nil          Nil            4,414
Executive Officer              2002      500,000      750,000          Nil              Nil       700,000 (6)       4,077

Greg Foster                    2004      422,500      350,000          Nil              Nil       150,000 (4)       4,340 (8)
President, Filmed              2003      394,519      250,000          Nil              Nil        50,000 (4)       3,580
Entertainment                  2002      370,288      250,000          Nil              Nil       200,000 (9)         292

Francis T. Joyce               2004      306,192      116,000          Nil              Nil          Nil            4,652 (10)
Chief Financial Officer        2003      291,673       90,000          Nil              Nil        66,000 (4)       4,414
                               2002      275,000       84,219          Nil              Nil          Nil            3,692

Robert D. Lister               2004      286,981      139,000          Nil              Nil        55,000           4,316 (11)
Executive Vice President,      2003      255,000      100,000          Nil              Nil        51,250           4,162
Business and Legal Affairs     2002      240,000       90,000          Nil              Nil        40,000           3,692
& General Counsel

David B. Keighley              2004      291,047      220,000(12)      Nil              Nil        15,000           5,132 (13)
Senior Vice President and      2003      277,292      230,000          Nil              Nil        15,000           4,774
President, David Keighley      2002      264,137(14)  209,250          Nil              Nil          Nil            3,692
Productions 70MM Inc.

(1) These amounts are paid under annual incentive arrangements that the Company has with each of the Named Executive Officers, as detailed under "Employment Contracts" below.

(2) The value of perquisites and other personal benefits for each Named Executive Officer does not exceed the lesser of $50,000 and 10% of his annual salary and bonus.

(3) These amounts reflect (i) the payment by the Company of life insurance premiums on the lives of the Named Executive Officers, and (ii) contributions to the Company's defined contribution pension plans.

(4) These options were granted in accordance with the Stock Option Plan to the Named Executive Officer, in accordance with his employment agreement, as detailed under "Employment Contracts" below.

(5) This amount reflects (i) the payment of $360 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $4,100 to the Company's defined contribution pension plans.

(6) The Named Executive Officer received a grant of 100,000 options to purchase Common Shares in accordance with the Stock Option Plan with respect of the bonus for 2001 and a grant of 600,000 options to purchase Common Shares in accordance with the Stock Option Plan in accordance with his employment agreement as detailed under "Employment Contracts" below.

(7) This amount reflects (i) the payment of $552 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $4,100 to the Company's defined contribution pension plans.

(8) This amount reflects (i) the payment of $240 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $4,100 to the Company's defined contribution pension plans.

(9) 175,000 of these options were granted in accordance with the Stock Option Plan to the Named Executive Officer, in accordance with his employment agreement, as detailed under "Employment Contracts" below.

(10) This amount reflects (i) the payment of $552 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $4,100 to the Company's defined contribution pension plans.

(11) This amount reflects (i) the payment of $216 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $4,100 to the Company's defined contribution pension plans.

(12) The calculation in respect of the Named Executive Officer's 2004 bonus is not yet finalized but is expected to approximate this total.

(13) This amount reflects (i) the payment of $1,032 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $4,100 to the Company's defined contribution pension plans.

(14) This amount also includes $5,958 paid in 2003, with respect of the Named Executive Officer's salary earned in 2002.

OPTIONS GRANTED

      The following table sets forth information relating to individual grants of options to purchase Common Shares of the Company to Named Executive Officers under the Stock Option Plan during the fiscal year ended December 31, 2004 in respect of services rendered or to be rendered to the Company.

                          INDIVIDUAL GRANTS
                     ---------------------------                                   POTENTIAL REALIZABLE VALUE
                      NUMBER OF     % OF TOTAL                                       AT ASSUMED ANNUAL RATES
                     SECURITIES       OPTIONS                                      OF STOCK PRICE APPRECIATION
                     UNDERLYING     GRANTED TO                                           FOR OPTION TERM
                       OPTIONS     PARTICIPANTS   EXERCISE PRICE                   ---------------------------
        NAME         GRANTED (#)  IN FISCAL YEAR      ($/SH)      EXPIRATION DATE    5% ($)           10% ($)
-------------------  -----------  --------------  --------------  ---------------  ---------         ---------
Richard L. Gelfond    450,000(1)      27.5             5.24         June 3, 2014   3,689,271         7,271,269
Bradley J. Wechsler   450,000(1)      27.5             5.24         June 3, 2014   3,689,271         7,271,269
Greg Foster           150,000(2)       9.2             6.89          Nov 1, 2011     707,787         1,378,037
Francis T. Joyce          Nil          n/a              n/a              n/a             Nil               Nil
Robert D. Lister       55,000(3)       3.4             5.59        June 24, 2011     331,022           576,780
David B. Keighley      15,000(4)       0.9             5.59        June 24, 2011      90,279           157,304

(1) These options were granted pursuant to the Named Executive Officer's employment agreement, as detailed under "Employment Contracts" below, and entitle the Named Executive Officer to purchase one Common Share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. 150,000 of these options vest on each of December 3, 2004, June 3, 2005 and December 3, 2005, pursuant to such employment agreement.

(2) These options were granted pursuant to the Named Executive Officer's employment agreement, as detailed under "Employment Contracts" below, and entitle the Named Executive Officer to purchase one Common Share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. 50,000 of these options vest on each of November 1, 2006 and November 1, 2007 and 50,000 of these options vest subject to certain performance criteria, pursuant to such employment agreement.

(3) These options entitle the Named Executive Officer to purchase one Common Share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. The stock options become exercisable in five instalments: 5,500 on June 24, 2005; 8,250 on June 24, 2006; 11,000 on June 24, 2007; 13,750 on June 24,
      2008 and 16,500 on June 24, 2009.

(4) These options entitle the Named Executive Officer to purchase one Common Share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. The stock options become exercisable in five instalments: 1,500 on June 24, 2005; 2,250 on June 24, 2006; 3,000 on June 24, 2007; 3,750 on June 24,
      2008 and 4,500 on June 24, 2009.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

      The following table sets forth information relating to options exercised during the fiscal year ended December 31, 2004 and the year-end option values for the Named Executive Officers.

                                                 NUMBER OF SECURITIES
                                                UNDERLYING UNEXERCISED
                                                     OPTIONS AT           VALUE OF UNEXERCISED
                          SECURITIES              FISCAL YEAR-END         IN-THE-MONEY OPTIONS
                           ACQUIRED    VALUE        EXERCISABLE/           AT FISCAL YEAR-END
                         ON EXERCISE  REALIZED     UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
          NAME               (#)      ($)                (#)                    ($) (1)
-----------------------  -----------  --------  ----------------------  -------------------------
Richard L. Gelfond (2)       Nil         Nil       850,000/300,000          2,367,800/903,000
Bradley J. Wechsler (2)      Nil         Nil       850,000/300,000          2,367,800/903,000
Greg Foster                  Nil         Nil       249,166/218,334          1,051,613/319,337
Francis T. Joyce             Nil         Nil        92,000/44,000             405,680/41,360
Robert D. Lister (2)       25,000      128,558     68,749/112,501            272,580/290,070
David B. Keighley (2)        Nil         Nil        21,667/33,333             90,835/91,315

(1) Calculated based on the December 31, 2004 closing price of the Common Shares on Nasdaq of $8.25.

(2) The Named Executive Officers voluntarily surrendered and returned to the Company an aggregate of 861,000 options on December 31, 2004.

PENSION PLANS

      The Company maintains defined contribution employee pension plans for its employees, including its executive officers. The Company makes contributions to these plans on behalf of employees in an amount up to 5% of their base salary subject to certain prescribed maximums. During the fiscal year ended December 31, 2004, the Company contributed an aggregate of $24,600 to the Company's defined contribution employee pension plan qualified under Section 401(k) of the U.S. Internal Revenue Code on behalf of Messrs. Gelfond, Wechsler, Foster, Joyce, Lister and Keighley.

      On July 12, 2000, the Company established a defined benefit pension plan covering its two Co-Chief Executive Officers. The plan provides for a lifetime retirement benefit from age 55 determined as 75% of the member's best average 60 consecutive months of earnings during the 120 months preceding retirement. Once benefit payments begin, the benefit is indexed annually to the cost of living and further provides for 100% continuance for life to the surviving spouse. The benefits were 50% vested as of July 12, 2000, the plan initiation date. The vesting percentage increases on a straight-line basis from inception until age
55. The vesting percentage of a member whose employment terminates other than by voluntary retirement shall be 100%. Also, upon the occurrence of a change in control of the Company prior to termination of a member's employment, the vesting percentage shall become 100%. The Company currently estimates that the annual benefits upon retirement at normal retirement age (as defined in the plan) will be approximately $1.0 million for each of the Co-Chief Executive Officers. The Company intends to use the proceeds of life insurance policies which were taken out contemporaneously with the establishment of the plan to satisfy, in whole or in part, benefits due and payable under the plan.

EMPLOYMENT CONTRACTS

      On November 3, 1998, the Company entered into renewal employment agreements (the "1998 Agreements") with each of Messrs. Gelfond and Wechsler (the "Executives") with effect from July 1, 1998 for a three-year term. Under the 1998 Agreements, each of the Executives is to perform such services with respect to the Company's business as may be reasonably requested from time to time by the Board of Directors and which are consistent with his position as Co-Chief Executive Officer. In addition, the Company is to use its best efforts to cause the Executives to be elected to the Board of Directors. In addition, a provision contained in their original employment agreements, dated March 1, 1994, was continued, whereby each of the Executives is also entitled to receive, upon a sale of the Company, a cash bonus in an amount equal to the product of
(a) 0.375% and (b) the amount by which the sale or liquidation transaction imputes an equity value in excess of Cdn. $150,000,000 to the Common Shares originally issued by the Company (on a fully diluted basis but excluding the Common Shares issued upon the conversion of the Class B convertible preferred shares of the Company formerly outstanding which were converted into Common Shares on June 16, 1994 and the Common Shares issuable upon the exercise of warrants owned by each of Messrs. Gelfond and Wechsler). Under the 1998 Agreements, the Company is to equalize the Executives to the taxes which each of the Executives would have paid had he earned his employment compensation and paid taxes thereon solely in the United States. The employment agreements also contain non-competition provisions.

      On July 12, 2000, the Company entered into amendments to the employment agreements of the Executives (the "2000 Amendments"). Pursuant to the 2000 Amendments, the Executives were each granted 180,000 restricted shares which, in the event that regulatory or shareholder approval is not obtained, are deemed phantom stock. The restricted shares, or phantom stock equivalent, became fully vested on June 30, 2001. In 2003, a payment of $775,000 was made to each Executive to reflect the value of the cancellation of 100,000 of the 180,000 phantom stock granted to each Executive in 2000. Under the 2000 Amendments, the Company agreed to create a defined benefit plan, to provide retirement benefits for the Executives (see description of this plan under "Pension Plans" above). The 2000 Amendments further provide for the extension of the Executives' non-competition covenants to four years beyond termination of employment and for the agreement by the Executives to consult with the Company for three years following the end of their employment with the Company.

      On April 3, 2001, the Company entered into amendments to the employment agreements of the Executives (the "2001 Amendments"), which extended their respective employment terms through June 30, 2002. The restrictive covenants, including non-competition provisions, of the Executives' existing employment agreements, as well as other provisions not modified by the 2001 Amendments, remain in force.

      On April 23, 2002, the Company entered into amendments to the employment agreements of the Executives (the "2002 Amendments"), which extended their respective employment terms through June 30, 2004. The 2002 Amendments also provide that each of the Executives will be considered for a bonus payable in 2003 and 2004 based upon performance to December 31, 2002 and December 31, 2003, respectively, and for a further bonus payable on a pro rata basis for the period from December 31, 2003 to June 30, 2004. Pursuant to the 2002 Amendments, on April 23, 2002 the Executives were each granted 532,000 options to purchase Common Shares in accordance with the Stock Option Plan, 50% of which vested on each of July 1, 2002 and July 1, 2003. These options expire on April 23, 2012. The Executives were also each granted 68,000 options to purchase Common Shares in accordance with the Stock Option Plan on June 5, 2002, which options vested on July 1, 2004. These options expire on June 5, 2012. The restrictive covenants, including non-competition provisions, of the Executives' existing employment agreements, as well as other provisions not modified by the 2002 Amendments, remain in force.

      On June 3, 2004, the Company entered into amendments to the employment agreements of the Executives (the "2004 Amendments"), which extended their respective employment terms through December 31, 2005. The 2004 Amendments also provided that each of the Executives will be considered for a bonus payable in 2005 and 2006 based upon performance to December 31, 2004 and December 31, 2005, respectively. Pursuant to the 2004 Amendments, on June 3, 2004 the Executives were each granted 450,000 options to purchase Common Shares in accordance with the Stock Option Plan, 150,000 of which shall vest on each of December 3, 2004, June 3, 2005, and December 3, 2005. These options expire on June 3, 2014. The restrictive covenants, including non-competition provisions, of the Executives' existing employment agreements, as well as other provisions not modified by the 2004 Amendments, remain in force.

      On March 9, 2001, the Company and Greg Foster entered into an employment agreement. The agreement was for a two-year term and provided for a signing bonus, annual base salaries and minimum annual bonuses for each year of the term. Under the agreement, Mr. Foster was granted 75,000 options to purchase Common Shares in accordance with the Stock Option Plan on March 19, 2001. These options expire on March 19, 2011. Mr. Foster also received an additional grant of 75,000 options to purchase Common Shares in accordance with the Stock Option Plan on March 19, 2002. These options expire on March 19, 2009. Mr. Foster has agreed to restrictive covenants, including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Foster may be terminated at any time for cause or without cause.

      On August 8, 2002, the Company entered into an amendment to the employment agreement with Mr. Foster, under which Mr. Foster's employment term was extended to March 18, 2005. Under the amended agreement, Mr. Foster received an annual salary of $400,000, and effective March 19, 2004, received an annual salary of $425,000. The amendment further provides that Mr. Foster is entitled to receive a minimum annual bonus of $200,000 for the third year of the employment term, and a minimum annual bonus of $100,000 in respect of the fourth year of the employment term in the event the agreement is not renewed. Pursuant to the amendment, Mr. Foster was granted 100,000 options to purchase Common Shares in accordance with the Stock Option Plan on September 6, 2002, which options shall vest as to 50% on each of September 6, 2004 and September 6, 2005 and expire on September 6, 2009. Mr. Foster was granted 50,000 options to purchase Common Shares in accordance with the Stock Option Plan on March 18, 2003, which options shall vest subject to certain performance criteria and expire on March 18, 2010. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Foster's existing employment agreement, remain in force.

      On October 28, 2004, the Company entered into an amendment to the employment agreement with Mr. Foster, under which Mr. Foster's employment term was extended to June 30, 2006. Under the amended agreement, Mr. Foster received an annual salary of $450,000, and effective November 10, 2004, received an annual salary of $475,000. The amendment further provides that Mr. Foster is entitled to receive a minimum annual bonus of $200,000 for the year ending December 31, 2004 and the year ending December 31, 2005, and a minimum annual bonus of $100,000 in respect of the year ending December 31, 2006 in the event the agreement is not renewed. Pursuant to the amendment, Mr. Foster was granted 100,000 options to purchase Common Shares in accordance with the Stock Option Plan on November 1, 2004, which options shall vest as to 50% on each of November 1, 2006 and November 1, 2007 and expire on November 1, 2011. The agreement also provided for Mr. Foster to receive a grant of 50,000 options to purchase Common Shares in accordance with the Stock Option Plan on November 1, 2004, which options shall vest subject to certain performance criteria and expire on November 1, 2011. If Mr. Foster's employment is terminated without cause prior to the end of the employment term, the Company must continue to pay Mr. Foster his annual base salary and benefits for the greater of the remainder of his employment term and six months. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Foster's existing employment agreement, remain in force.

      On May 9, 2001, the Company and Francis T. Joyce entered into an employment agreement. The agreement was for a two-year term and provided for an annual base salary and a minimum annual bonus in respect of 2001 as well as a discretionary bonus based on a percentage of base salary throughout the employment term. Pursuant to the agreement, Mr. Joyce was granted 100,000 options to purchase Common Shares in accordance with the Stock Option Plan on May 15, 2001, which options vested as to 33,333 on each of May 15, 2002 and May 15, 2003, and as to 33,334 on May 15, 2004. These options expire on May 15, 2008. Mr. Joyce has agreed to restrictive covenants, including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Joyce may be terminated at any time for cause or without cause. If Mr. Joyce's employment is terminated without cause prior to the end of the employment term, the Company must continue to pay Mr. Joyce his annual salary, pro-rata bonus and benefits for a minimum of twelve months, subject to mitigation by Mr. Joyce.

      On May 14, 2003, the Company entered into an amendment to the employment agreement with Mr. Joyce, under which Mr. Joyce's employment term was extended until May 14, 2005. The amendment provided for an annual salary of $300,000 and, effective May 14, 2004, an annual salary of $310,000. Pursuant to the amendment, Mr. Joyce was granted 66,000 options to purchase Common Shares in accordance with the Stock Option Plan on June 16, 2003, which options shall vest as to 22,000 on each of June 16, 2004, June 16, 2005 and June 16, 2006. These options expire on June 16, 2010. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Joyce's existing employment agreement, remain in force.

      On May 17, 1999, the Company and Robert D. Lister entered into an employment agreement. The agreement was for a two-year term and provided for annual base salary and a minimum annual bonus in respect of 1999. The agreement contains restrictive covenants, including confidentiality and non-competition covenants.

      On April 4, 2001, the Company entered into an amendment to the employment agreement with Mr. Lister, under which Mr. Lister's employment term was extended until December 31, 2003. The amendment provided that if Mr. Lister's employment is terminated without cause prior to the end of the employment term, or his agreement is not renewed, the Company must continue to pay Mr. Lister his annual salary, target bonus and benefits for the greater of the remainder of his employment term and twelve months, subject to mitigation by Mr. Lister.

      On January 1, 2004, the Company entered into an amendment to the employment agreement with Mr. Lister, under which Mr. Lister's employment term was extended until June 30, 2006. The amendment provided for an annual salary of $275,000, subject to an annual review. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Lister's existing employment agreement, remain in force.

     On July 15, 1997, the Company, David Keighley Productions 70 MM Inc. (formerly 70MM Inc.) ("DKP/70MM"), a wholly-owned subsidiary of the Company and David B. Keighley entered into an employment agreement. The agreement was for a five-year term and provided for an annual base salary, annual bonus and additional bonus of 10% of any excess of DKP/70MM audited profit before taxes over an enumerated pre-tax profit threshold. Under the agreement, Mr. Keighley has agreed to restrictive covenants, including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Keighley may be terminated at any time for cause or without cause.

EQUITY COMPENSATION PLANS

      The following table sets forth information regarding the Company's Equity Compensation Plans as of December 31, 2004:

                                                                                   Number of securities
                                                                                 remaining available for
                               Number of securities to    Weighted average     future issuance under equity
                               be issued upon exercise    exercise price of   compensation plans (excluding
                               of outstanding options,  outstanding options,     securities reflected in
Plan category                    warrants and rights     warrants and rights           column (a))
-----------------------------  -----------------------  --------------------  -----------------------------
                                        (a)                     (b)                         (c)
Equity compensation plans
approved by security holders         5,593,101                   $6.82                   2,139,294

Equity compensation plans not
approved by security holders
                                       350,000(1)                $6.06                         Nil
                                     ---------                   -----                   ---------
Total                                5,943,101                   $6.78                   2,139,294
                                     =========                   =====                   =========

(1) Warrants issued to certain strategic partners of the Company. Of the 350,000 outstanding warrants, the Company believes that only 200,000 will ultimately vest. The warrants generally expire 5 years after the date of grant or vesting. At December 31, 2004, 200,000 warrants were vested and exercisable.

                                 CODE OF ETHICS

      The Company has a Code of Ethics applicable to all employees, including the Company's Co-Chief Executive Officers, Chief Financial Officer and Controller and all other persons performing similar functions, and all directors and consultants. A copy of the Code of Ethics is available, without charge, at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary. Any amendments to, or waivers of, the Code of Ethics, which specifically relate to any financial professional will be disclosed promptly following the date of such amendment or waiver at www.imax.com.

          COMPENSATION COMMITTTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 2004, two members of the Board of Directors served as members of the Compensation Committee: Messrs. Girvan and Fuchs.

      The law firm of McCarthy Tetrault, of which Mr. Girvan is a senior partner, provided legal services to the Company on several matters in 2004 and is expected to provide legal services in 2005.

      No executive officers of the Company serve on boards of directors or compensation committees of any other entities that had or have had one or more of its executive officers serving as a member of the Company's Board of Directors.

                        REPORT ON EXECUTIVE COMPENSATION

COMPOSITION OF COMPENSATION COMMITTEE

      The Board of Directors constituted a Compensation Committee in November 1996. The current members of the Compensation Committee are Messrs. Girvan and Fuchs. The Compensation Committee did not participate in executive compensation decisions in respect of 2004 other than the compensation of Messrs. Gelfond and Wechsler. The compensation of the Company's employees was established through guidelines set by the Board of Directors.

      Compensation for all of the Company's employees, including its Named Executive Officers, is based on each employee's job responsibilities and on his or her individual performance over time. The Company's executive compensation program has three principal components: base salary, annual variable incentive compensation and stock options. The Company believes these components collectively provide a fair and competitive pay package and an appropriate relationship between an executive's compensation, the executive's performance and the Company's performance.

BASE SALARY

      A salary range is established for each salaried position in the Company, including each Named Executive Officer position other than the Executives. The Company utilizes independently-produced survey data of the salaries paid at groups of other companies which are regarded as comparable to the Company in the various locations in which employees of the Company are located, to confirm that the midpoint of each salary range is generally equal to the average salary of equivalent positions at such groups of comparable companies. The groups of comparable companies are chosen based on their industry, size and revenues, as such factors are thought to be relevant to compensation conditions in the locations of the Company's employees. Each executive officer's base salary is determined by reviewing his or her sustained job performance over time, based on individual performance and performance of the business or staff unit over which the executive officer exercises responsibility. Business or staff unit performance is assessed on return on total capital, achievement of sales or production targets, effectiveness of cost-containment measures, progress toward implementation of process improvements and other factors relevant to each executive officer's position. The relative weight attributed to each factor, with respect to each executive officer, is an inherently subjective judgement.

ANNUAL INCENTIVE COMPENSATION

      Certain employees of the Company, including most of its executive officers other than the Co-Chief Executive Officers, receive a portion of their annual compensation in the form of bonuses under the Management Incentive Plan. Bonuses are awarded under this plan provided annual operating objectives targets are achieved by the Company and provided that personal performance standards are achieved by the participating employees. An aggregate of $2,195,888 has been paid to all employees participating in this plan in respect of 2004.

STOCK OPTIONS

      The Company's long-term incentive compensation for executive officers and other key managers is provided through grants of stock options. The Company has a stock option plan (the "Stock Option Plan") under which the Company may grant options to officers, employees, consultants and eligible directors (the "Participants") to purchase Common Shares on terms that may be determined, within the limitations of the Stock Option Plan. The Stock Option Plan has received shareholder approval and is administered by the Option Committee of the Board of Directors. The number of stock options granted is determined by a competitive compensation analysis and is based on each individual's salary range and responsibility.

      All grants pursuant to the Stock Option Plan are made with an exercise price equal to the fair market value of the Company's Common Shares on the date of grant. An option will be exercisable for a maximum period of 10 years from the date of grant, subject to earlier termination if the Participant's employment, consulting arrangement or term of office with the Company terminates. The Board of Directors determines vesting requirements. If a Participant's employment, consulting arrangement or term of office with the Company terminates for any reason, any options which have not vested will generally be surrendered for cancellation without any consideration being paid therefor. If the Participant's employment, consulting arrangement or term of office is terminated without cause or by reason of such Participant's resignation, death or permanent disability, the Participant (or the Participant's estate) will generally be entitled to exercise the Participant's vested options for a period thereafter. If the Participant's employment, consulting arrangement or term of office is terminated for cause, such Participant's vested options will be surrendered for cancellation without any consideration being paid therefor. Under the Stock Option Plan, the Board of Directors through the Option Committee has the authority to prescribe additional terms and conditions to grants of options thereunder. On August 12, 2004, the Board of Directors adopted amendments to the Stock Option Plan which provide that all options granted shall immediately vest and become fully exercisable upon a change of control and the occurrence of other stated events. If the Participant is a party to an employment agreement with the Company or any of its subsidiaries and breaches any of the restrictive covenants in such agreement, such Participant will be required to surrender all unexercised options for cancellation without any consideration being paid therefor and will be obligated to pay to the Company an amount equal to the aggregate profit realized by such Participant with respect to any prior option exercises. During 2004, 1,572,985 options were cancelled by or voluntarily surrendered and returned to the Company. Options to purchase 5,593,101 Common Shares have been granted and are outstanding under the Stock Option Plan as of December 31, 2004. Under the terms of the Stock Option Plan, the maximum number of Common Shares that the Company may issue under options is 7,732,395 Common Shares as of December 31, 2004. During 2004, 1,633,486 stock options were granted to Stock Option Plan Participants including certain of the Company's executive officers. Certain Named Executive Officers received options to purchase Common Shares of the Company, as detailed in the "Options Granted" Table above. In determining the number of options to grant to the Named Executive Officers, consideration was given to information about stock option grants to executive officers in comparable companies of similar revenue, size and market segment or industry. In addition consideration is given as to the number of options granted to other executive officers.

EXECUTIVE SHARE OWNERSHIP PLAN

      The Company believes that it is important to align the interests of IMAX management with those of its shareholders, and that this can be achieved, in part, by encouraging executives to have significant personal holdings of IMAX Common Shares. In 2003, the Company adopted formal guidelines that set out the expected share ownership for Senior Executives, ranging from one to two times base salary. Current executives are required to meet these minimum shareholding guidelines by fiscal 2008, and new executives within five years of appointment. In addition, once executives have met their initial shareholding requirement, they are required to maintain the minimum percentage ownership requirement.

COMPENSATION OF CO-CHIEF EXECUTIVE OFFICERS

      The Compensation Committee of the Board of Directors makes recommendations to the Board of Directors regarding the compensation of the Co-Chief Executive Officers. The pay-for-performance philosophy of the Company's executive compensation program applies equally to the Co-Chief Executive Officers. The base salary and option components of the Co-Chief Executive Officers' 2004 compensation were fixed by the provisions of the 2004 Agreements. The bonus component of their 2004 compensation was recommended by the Compensation Committee and approved by the Board of Directors after careful assessment of their personal contributions to the performance of the Company.

      The Co-Chief Executive Officers' performance was assessed in light of a number of quantitative and qualitative factors, which included corporate financial results and strategic planning objectives. Early in 2004, management of the Company developed, and the Board of Directors approved, a business plan for fiscal 2004. The business plan included a series of specific objectives related to the Company's performance for the year. These included, among others, targeted theatre signings, original IMAX formatted films and IMAX DMR versions of Hollywood films, specified Research & Development objectives and overall performance targets related to budgeted profit and loss and cash flows. The bonus component of the Co-Chief Executive Officers' compensation was assessed by the Compensation Committee in light of the overall success in achieving these objectives, in the context of the overall performance by the Company in 2004. In this process, the Compensation Committee assessed the contributions of the Co-Chief Executive Officers to the achievement of the objectives set out in the Business Plan, consideration of bonuses paid to the Co-Chief Executive Officers in prior years, the success of the Co-Chief Executive Officers in handling unexpected challenges which arose during the year and more general assessments of the leadership role played by the Co-Chief Executive Officers during the year. While the Compensation Committee took into account the level of achievement of each of the objectives, specific relative weightings were not assigned to individual factors in the Compensation Committee's assessment and there was no specific relationship between any one of these factors and the bonuses recommended by the Compensation Committee to the Board. Following an assessment of the Compensation Committee's recommended bonus payments for the Co-Chief Executive Officers these payments were then approved by the Board of Directors.

      The foregoing Report on Executive Compensation, dated March 11, 2005, has been furnished by G.M. Girvan and M. Fuchs, as members of the Compensation Committee and by N.S. Braun, K.G. Copland, M. Fuchs, G.M. Girvan, D.W. Leebron and M.A. Utay, as members of the Board of Directors.

PERFORMANCE GRAPH

      The following graph compares the total cumulative shareholder return for $100 invested (assumes that all dividends were reinvested) in Common Shares of the Company against the cumulative total return of the Nasdaq Composite Index, the Toronto Stock Exchange (the "TSX") S&P/TSX Composite Index and the Bloomberg Hollywood Reporter Index on December 31, 2000 to the end of the most recently completed fiscal year.

                      CUMULATIVE VALUE OF $100 INVESTMENT

                              [PERFORMANCE GRAPH]

                             31-Dec-00  31-Dec-01  31-Dec-02   31-Dec-03   31-Dec-04
                             ---------- ---------- ----------  ----------  ----------
IMAX                            100       73.45      146.91      287.64      300.00
Nasdaq                          100       78.86       54.27       81.86       89.07
S&P/TSX Composite               100       82.43       72.75      112.71      138.54
Bloomberg Hollywood Reporter    100       88.90       67.34       91.95       93.37

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

      As contemplated under Section 124 of the Canada Business Corporations Act, the Company has acquired insurance coverage with a yearly limit of $70,000,000 in respect of potential claims against its directors and officers and in respect of losses for which the Company may be required or permitted by law to indemnify such directors and officers. The insurance, in respect of which a $962,240 yearly premium was paid by the Company, includes a $100,000 deductible for each claim under the policy other than claims made under U.S. securities law as to which a deductible of $500,000 applies.

                             DIRECTORS' COMPENSATION

      Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and Committees of the Board of Directors. In addition, members of the Board of Directors who are not also employees of the Company receive Cdn. $20,000 per year (or may elect to receive options to purchase Common Shares of the Company in lieu of this payment) plus Cdn. $1,500 for each meeting of the Board of Directors attended in person and Cdn. $750 for each telephone meeting of the Board of Directors or meeting of any committee of the Board of Directors, whether participating in person or by telephone. In addition, each of the directors who are not also employees of the Company are granted options annually to purchase 8,000 Common Shares, in accordance with the Stock Option Plan, at an exercise price equal to the market value of the Common Shares of the Company on the date of grant which vest on the date of grant and expire on the earlier of the date which is two years after the termination of the Optionee's service as a director of the Company or seven years after the date of the grant.

                              CORPORATE GOVERNANCE

      Over the last several years, there have been extensive regulatory changes based on reforms arising out of the Sarbanes Oxley Act of 2002 (the "SOX"), the reforms of the SEC, the new listing requirements of the Nasdaq Stock Market, the newly promulgated and/or proposed reforms of the Ontario Securities Commission and the guidelines for improved corporate governance of the TSX (the "TSX Guidelines"). With shares listed on the TSX and Nasdaq, the Company reviews its governance policies and practices against these standards under the direction of its Board of Directors and Governance Committee.

      The TSX passed a by-law in 1995 which requires companies incorporated in Canada and listed on the TSX to disclose their corporate governance practices in their annual meeting materials. This by-law contains a number of guidelines relating to corporate governance practices which have been considered in light of the unique opportunities and challenges facing the Company, as well as the nature of its share ownership. Appendix "A" to this Circular describes the Company's various governance practices with reference to the TSX Guidelines and, where applicable, with the Nasdaq Stock Market listing standards and the National Association of Securities Dealers ("NASD") Marketplace Rules, as these rules have been approved by the SEC.

      The Board of Directors has assumed responsibility for identifying and recommending candidates for election to the Board of Directors and believes, considering the size and composition of the Board of Directors, that this is the most efficient means to identify nominees for election to the Board of Directors. Such candidates are then nominated for election by majority of independent directors, as defined in Rule 4200 (a)(15) of the NASD Marketplace Rules. The Company had previously established a nominating committee in accordance with an agreement concerning various matters of corporate governance with a former shareholder. This shareholder disposed of its shares in the Company in 2003 and, subsequently, the committee was eliminated. The Board of Directors has not adopted a formal charter regarding the nominating function. The Board of Directors evaluates potential new candidates for the Board of Directors on an ongoing basis in light of opportunities and risks facing the Company, and the competencies, skills and personal qualities that are desirable to add value to the Company and to contribute to the effective governance of the Company. Candidates are identified from a number of sources including recommendations from Board members, management and others.

      The Board of Directors has determined that the following directors are "independent" within the meaning of Rule 4200(a)(15) of the NASD Marketplace
Rules: Messrs. Braun; Copland; Fuchs; Girvan and Leebron.

COMMITTEES OF THE BOARD

      The Board of Directors has delegated some of its duties to four specific committees of the Board: Audit Committee, Compensation Committee, Governance Committee and Option Committee. Each of these committees are appointed annually and have a written mandate which sets out its principal duties and responsibilities.

AUDIT COMMITTEE

      The Audit Committee is currently composed of Messrs. Copland, Braun and Leebron, all independent directors as defined in Rule 4200 (a)(15) of the NASD Marketplace Rules, who have an understanding of financial statements and financial affairs. The Board of Directors had determined that Mr. Copland, an independent director, qualifies as an audit committee financial expert. The membership of the Audit Committee currently complies with the TSX Guidelines. The Audit Committee operates under a written mandate, the Audit Committee Charter, adopted by the Company's Board of Directors. A copy of the Audit Committee Charter is available at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary. The preceding information in this paragraph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or the Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

      The Audit Committee meets with the external auditors of the Company, both with and without management present, to review the Company's accounting policies, its quarterly and year-end financial statement information and their presentation, and significant financial issues which may arise for the Company. The Audit Committee will review and assess the adequacy of the Audit Committee Charter on an annual basis.

COMPENSATION COMMITTEE

      The Compensation Committee is currently composed of Messrs. Girvan and Fuchs. The Compensation Committee is responsible for setting objectives for the Co-Chief Executive Officers, assessing their performance on a periodic basis and reviewing certain grants under the Stock Option Plan, from time to time. The Report on Executive Compensation is included above. A copy of the Compensation Committee Charter is available at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary.

GOVERNANCE COMMITTEE

      The Governance Committee is currently composed of Messrs. Leebron, Girvan and Utay. In light of recent developments in corporate governance requirements and the disclosure thereof, the Company established a formal governance committee in the fall of 2002. The Governance Committee is responsible for monitoring and evaluating the Company's compliance with regard to the recently enacted regulations in connection with SOX; monitoring and evaluating compliance with the Company's articles, by-laws and governance agreements; monitoring and evaluating the Company's corporate policies and practices, with particular attention to the Company's disclosure and trading policies; and monitoring the effectiveness of the Board of Directors in the discharge of its general oversight responsibilities. A copy of the Governance Committee Charter is available at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1,
Attention: Corporate Secretary.

OPTION COMMITTEE

      The Option Committee is currently composed of Messrs. Utay and Girvan. The Option Committee is responsible for performing the functions required of it under the Stock Option Plan including the grant of options to Participants under the Stock Option Plan, from time to time, subject to guidelines determined by the Company's human resources department and the Compensation Committee. The Option Committee enacts written resolutions from time to time authorizing the grant of stock options but does not conduct formal meetings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      No director or executive officer of the Company, nor any nominee for election as a director or any security holder of record as of the date of this Circular who owned, of record or to the Company's knowledge, more than 5% of the outstanding Common Shares, or any member of such person's immediate family, had any material interest, direct or indirect, in any transaction during the last fiscal year, or since the commencement of the current fiscal year, in any completed or proposed transaction which has materially affected or will materially affect the Company except:

      The law firm of McCarthy Tetrault, of which Mr. Girvan is a senior partner, provided legal services to the Company on several matters in 2004 and is expected to provide legal services in 2005.

      Mr. Utay is the Managing Partner of Clarion Capital Partners, LLC which leases office space from the Company for an annual rent of approximately $120,000.

SHAREHOLDERS' AGREEMENTS

      The Company, Wasserstein Perella Partners, L.P., Wasserstein Perella Offshore Partners, L.P., WPPN, Inc., and the Michael J. Biondi Voting Trust (collectively "WP"), and each of Messrs. Gelfond and Wechsler were parties to a Second Amended and Restated Shareholders' Agreement (the "Shareholders' Agreement") dated as of February 9, 1999, which amended and restated the previous amended and restated shareholders' agreement among those parties dated June 16, 1994 and which terminated on March 1, 2004.

REGISTRATION RIGHTS AGREEMENTS

      The Company, WP and Messrs. Gelfond and Wechsler entered into a registration rights agreement (the "Registration Rights Agreement") dated as of February 9, 1999, which carried forward the corresponding provisions of the June 16, 1994 shareholders' agreement, and pursuant to which each of Messrs. Gelfond and Wechsler have certain rights to cause the Company to use its best efforts to register their securities under the 1933 Act. Messrs. Gelfond and Wechsler are entitled to make two such demand registrations. Messrs. Gelfond and Wechsler also have unlimited piggyback rights to register their securities under the Registration Rights Agreement whenever the Company proposes to register any securities under the 1933 Act, other than the registration of securities pursuant to an initial public offering or the registration of securities upon Form S-4 or S-8 under the 1933 Act or filed in connection with an exchange offer or an offering of securities solely to the Company's existing shareholders. Numerous provisions of the Registration Rights Agreement terminated in 2002, when WP ceased to be a shareholder of the Company.

      Messrs. Gelfond and Wechsler, and certain shareholders of the Company entered into another shareholders' agreement on January 3, 1994 as amended on March 1, 1994 (the "Selling Shareholders' Agreement") which includes, among other things, registration rights, tag along rights and drag along rights.

                              AUDITOR INDEPENDENCE

      PricewaterhouseCoopers LLP ("PWC") are the principal independent accountants of the Company. PWC, or one of its predecessors, have been the auditors of the Company for more than five years.

AUDIT FEES

      For professional services rendered by PWC for the audit of the Company's financial statements, audit of internal control over financial reporting, and review of the quarterly financial statements included in the Company's Form 10-Ks and 10-Qs and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements during the fiscal year ended December 31, 2004, PWC billed the Company $1,164,481 (2003 - $406,245).

AUDIT-RELATED FEES

      For professional services rendered by PWC for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and which includes consultations concerning financial accounting and reporting standards, for review of operational effectiveness of systems, and for services related to debt financing during the fiscal year ended December 31, 2004, PWC billed the Company $275,072 (2003 - $578,466).

TAX FEES

      For professional services rendered by PWC for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2004, PWC billed the Company $13,126 (2003 - $133,171).

ALL OTHER FEES

      PWC did not bill the Company for services rendered during the fiscal year ended December 31, 2004, other than the services described above.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

      Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company's principal accountants be approved in advance by the Audit Committee of the Board of Directors, subject to a de minimus exception set forth in the SEC rules (the "De Minimus Exception"). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairman of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairman reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. None of the audit-related or non-audit services described above were performed pursuant to the De Minimus Exception during the periods in which the pre-approval requirement has been in effect.

                          REPORT OF THE AUDIT COMMITTEE

      The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2004.

      The Audit Committee meets privately with PWC on a periodic basis and PWC has unrestricted access to the Audit Committee. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2004 with senior management. The Audit Committee has discussed with PWC the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and related entities) and has discussed with PWC their independence from the Company. Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K and the Company's Annual Information Form for the fiscal year ended December 31, 2004.

      The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the 1933 Act, or the Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

      The foregoing Report of the Audit Committee, dated March 11, 2005, has been furnished by K.G. Copland, N.S. Braun and D.W. Leebron as members of the Audit Committee of the Board of Directors.

                             APPOINTMENT OF AUDITORS

      At the Meeting, the shareholders will be asked to approve the appointment of PricewaterhouseCoopers LLP, Chartered Accountants, as auditors of the Company to hold office until the close of the next annual meeting of shareholders at a remuneration rate to be fixed by the Board of Directors.

      Representatives of PWC are expected to be present at the Meeting and to be available to respond to appropriate questions and to make statements as they desire.

      Shareholders will be asked to approve the appointment by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favour of the resolution. IN THE ABSENCE OF ANY INSTRUCTION ON THE ACCOMPANYING PROXY, IT IS THE INTENTION OF THE PERSONS NAMED BY MANAGEMENT IN THE PROXY TO VOTE THE COMMON SHARES REPRESENTED BY THE PROXY IN FAVOUR OF THE RESOLUTION.

                              AVAILABLE INFORMATION

      THE COMPANY MAKES AVAILABLE FREE OF CHARGE ITS ANNUAL REPORTS ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K AS SOON AS REASONABLY PRACTICABLE AFTER THE SUCH FILING HAS BEEN MADE WITH THE SEC. REPORTS ARE AVAILABLE AT WWW.IMAX.COM OR BY CALLING INVESTOR RELATIONS AT 905-403-6500. ADDITIONAL INFORMATION RELATING TO THE COMPANY IS AVAILABLE AT WWW.SEDAR.COM.

                         APPROVAL BY BOARD OF DIRECTORS

      The contents and the sending of this Proxy Circular and Proxy Statement to each shareholder entitled to receive notice of the Meeting, to each director and to the auditors of the Company have been approved by the Board of Directors.

DATED at Mississauga, Ontario, Canada, March 11, 2005.

                                            /s/ G. Mary Ruby
                                            ------------------------------------
                                            G. MARY RUBY
                                            Senior Vice President, Legal Affairs
                                            and Corporate Secretary

                                  APPENDIX "A"

                                IMAX CORPORATION

                   STATEMENT OF CORPORATE GOVERNANCE PRACTICES

       The following table indicates how the Company's system of corporate governance aligns with the Toronto Stock Exchange Guidelines (the "TSX Guidelines"). Where applicable, the Company has also disclosed a comparison with the Nasdaq Stock Market listing standards and the National Association of Securities Dealers ("NASD") Marketplace Rules, as those rules have been approved by the United States Securities and Exchange Commission (the "SEC").

TSX CORPORATE GOVERNANCE GUIDELINE                                                    COMMENTS
----------------------------------               ----------------------------------------------------------------------------------
1.  The Board of Directors should explicitly     The Company aligns with this Guideline as the Board of Directors has assumed the
    assume responsibility for stewardship of     duty of stewardship and assesses and monitors management's performance although
    the Company, and specifically assume         management conducts the day to-day operations of the Company. The Company has also
    responsibility for:                          adopted a Code of Ethics that applies to all directors, officers and employees of the Company. A copy of the Code of Ethics is available at www.imax.com.

    (a) Adoption of a strategic planning         The Company aligns with this Guideline. The development of the Company's strategic
    process                                      undertakings is an interactive process with Board involvement and input. The formal annual strategic objectives and operating plan and budget are reviewed and approved at a dedicated meeting with the Board of Directors.

    (b)  Identification of principal risks,      The Company aligns with this Guideline. The Audit Committee and the Board of
    and implementing risk management systems     Directors have specifically identified the Company's principal operational and strategic risks and are continually working with management in the development of appropriate controls and procedures which constitute the Company's risk management systems. The Audit Committee has been delegated the responsibility to work with management and external professional advisors to review and if necessary improve, internal procedures and controls and to establish risk management processes. The principal risks to the business are identified in the Company's Annual Report on
                                                 Form 10-K.

    (c) Succession planning and monitoring       The Company aligns with this Guideline. The Compensation Committee reviews and
    senior management                            reports to the Board of Directors on succession issues relating to the Co-Chief
                                                 Executive Officers. The Board of Directors, through the Compensation Committee, defines its expectations of the Co-Chief Executive Officers by establishing annual performance objectives, conducting annual performance assessments and establishing annual compensation and bonus levels based on actual performance to objectives. The
                                                 Board of Directors also receives operational reports at least quarterly by the
                                                 Co-Chief Executive Officers to ensure accountability of senior management.

    (d) Communications policy                    The Company aligns with this Guideline. The Company has verified through the establishment of a formal Disclosure Committee that procedures are in place to ensure effective communication between the Company and its shareholders and the public. The Company promptly provides full, true and plain disclosure of all material information, as required by law. In addition, all material press releases and other significant corporate disclosures are reviewed by counsel prior to being disclosed. The Company has a website on which the Company posts all of the
                                                 Company's press releases, Annual Reports, SEC filings and other meaningful information. The Company's Investor Relations Department has also implemented procedures to enhance effective communication with the Company's shareholders and the public. For example, the Investor Relations Department maintains a distribution list of persons who have requested information about the Company and delivers to those persons all material press releases, including earnings releases, either by facsimile or by e-mail. The Company also holds quarterly meetings with analysts and institutional investors by telephone conference call, which are open to the financial press as well as the public. Recordings of the meetings are available for playback for appropriate periods of time.

    (e) Integrity of internal control and        The Company aligns with this Guideline. The Audit Committee is responsible for
    management information systems               overseeing the Company's internal control structure over financial reporting. This responsibility includes monitoring and reviewing accounting controls, procedures and policies, information gathering systems and management reporting. The external auditors report to the Audit Committee, when requested, on matters relating to internal controls and procedures.

2.  A majority of directors should be            The Company aligns with this Guideline. A majority of the directors (6 out of 8)
    "unrelated" (free from conflict of           are independent from management and free from any interest business or other
    interest)                                    relationship that could or could reasonably be perceived to, materially interfere with the director's ability to act in the Company's best interests (as such terms are used in the TSX Guidelines). The Board of Directors has determined that five of the six "unrelated directors" qualify as "independent directors", as that expression is defined in Rule 4200(a)(15) of the National Association of Securities
                                                 Dealers ("NASD") Marketplace Rules.

3.  Disclose, for each director, whether he or   The Company aligns with this Guideline. A determination on an ongoing basis is made
    she is "related", and how that conclusion    as to whether each director is an "unrelated director". In order to make that
    was reached                                  determination, all relationships of the directors with the Company are annually analyzed on the basis of answers given by each of the directors to a detailed questionnaire. Messrs. Wechsler and Gelfond cannot be qualified as "unrelated directors" since they are the Co-Chief Executive Officers of Company. The other directors, namely Messrs. Braun, Copland, Fuchs, Leebron, Girvan and Utay are
                                                 "unrelated directors" for purposes of the TSX Guidelines. None of these "unrelated directors" work in the day-to-day operations of the Company, or are party to any material contracts with the Company or personally receive any fees from the Company other than as directors. The Board of Directors has determined that legal services provided by McCarthy Tetrault to the Company do not interfere with the ability of
                                                 Mr. Girvan, who is a partner of such firm, to act in the Company's best interests.
                                                 More information about each director can be found in the Directors Table on page 4 of this Proxy Circular and Proxy Statement.

4.  The Board of Directors should appoint a      The Board of Directors as a whole evaluates potential new candidates for the Board
    Committee of directors responsible for       of Directors on an ongoing basis in light of opportunities and risks facing the
    proposing to the full Board of Directors     Company, and the competencies, skills and personal qualities that are desirable to
    new nominees for election to the board and   add value to the Company and to contribute to effective governance of the Company.
    for assessing directors on an ongoing basis  Candidates are identified from a number of sources including from recommendations from Board members, management and others.

                                                 The Board of Directors will consider nominees recommended by shareholders. The names and biographies of any such proposed nominees should be sent to IMAX
                                                 Corporation, 2525 Speakman Drive, Mississauga, Ontario L5K 1B1, Attention:
                                                 Corporate Secretary.

5.  Implement a process for assessing the        The Company aligns with this Guideline. The Company's Governance Committee is
    effectiveness of the Board of Directors,     mandated to review and to assess the effectiveness of the Board of Directors, its
    its committees and individual directors      committees and individual directors, and to make recommendations for improvements.

6.  Provide an orientation and education         The Company aligns with this Guideline. The Company has developed and implemented
    program for new directors                    orientation materials and procedures for new directors. In this regard, a Board of
                                                 Directors Manual is provided to all new Board members. Reports, materials and presentations relating to the Company's business are periodically provided to the
                                                 Board of Directors. New directors also have access to fellow directors and senior management.

7.  Examine board size with a view to            The Company aligns with this Guideline. The Board of Directors has considered this
    determining the impact of the number of      issue and in 2003 reduced the size of the Board from 11 to 8. The Board of
    directors upon board effectiveness and       Directors is of the view that its current size and composition are suited to the
    where appropriate, undertake a program to    Company's circumstances and allow for the efficient functioning of the Board of
    reduce the number of directors to a number   Directors as a decision-making body and the appropriate staffing of committees (in
    that will facilitate more effective          accordance with the TSX Guidelines) to which active mandates have been delegated.
    decision making

8.  The Board of Directors should review         The Company aligns with this Guideline. The mandate of the Company's Governance
    compensation of directors in light of        Committee includes reviewing and recommending to the Board of Directors proposals
    risks and responsibilities involved in       for the remuneration of directors. See "Directors' Compensation" on page 17 of
    being a director                             this Proxy Circular and Proxy Statement.

                                                 The members of the Governance Committee are "unrelated" directors for the purposes of this Guideline. In addition, the Board of Directors has determined that the members of the Governance Committee qualify as "independent directors", as that expression is defined in Rule 4200(a)(15) of the NASD Marketplace Rules.

9.  Committees of the Board of Directors         The Company aligns with this Guideline. The Company's Governance Committee, Audit
    should generally be composed of outside      Committee and Compensation Committee are composed solely of outside
    (non-management) directors, a majority of    (non-management) directors all of whom are "unrelated" in accordance with this
    whom are unrelated                           Guideline.

10. Appoint a committee responsible for          The Company aligns with this Guideline. The Governance Committee is responsible
    approach to corporate governance issues      for the Company's approach to corporate governance. As part of its mandate, the
    and guidelines.                              Governance Committee reviews the Company's policies and procedures and the Code of
                                                 Ethics on a periodic basis, adopting best practices to meet the needs and circumstances of the Company.

11. (a)Define limits to management's             The Company aligns with this Guideline. The Board of Directors has both statutory
    responsibilities by developing mandates      and regulatory duties and standards of care in its role of overseeing the
    for the Board of Directors                   management and affairs of the Company. In addition, the Board of Directors has duties, including contribution to and approval of all strategic objectives and business plans and all significant initiatives including acquisitions, divestitures, financings and capital expenditures. In addition, through various committees, it oversees the development and implementation of procedures and controls for the management of risk, the Company's communication policy and the integrity of the Company's internal control and management systems.

    (b)The Board of Directors should approve     The Company aligns with this Guideline. The Co-Chief Executive Officers'
    the CEO's corporate objectives               objectives, as noted above, are reviewed and approved by the full Board of
                                                 Directors, on recommendations of the Compensation Committee, on an annual basis.

12. Establish procedures to ensure the Board     The Company aligns with this Guideline. The Board of Directors meets independently
    can function independently of management     of management on a regularly scheduled basis, at least quarterly. The Board of
                                                 Directors has assigned certain of its responsibilities to the Governance Committee which is comprised solely of directors who are not members of management, which ensures that the Board of Directors fulfills its responsibilities under the
                                                 Company's system of corporate governance and has established an Audit Committee with a specific mandate (see item 13 below). All Committees of the Board of
                                                 Directors are comprised solely of directors who are not members of management.

13. (a) Establish an audit committee with a      The Company aligns with this Guideline. The Company has established an Audit
    specifically defined mandate                 Committee that is mandated to: oversee the retention, independence, performance and compensation of the Company's independent auditors and the establishment and oversight of the Company's systems of internal accounting and auditing control. In particular, the Audit Committee is responsible for ensuring that there are adequate internal controls over accounting and financial reporting systems. The
                                                 Audit Committee is permitted and encouraged to consult with management, internal accountants, and the Company's independent auditors on matters related to the preparation of the Company's annual and quarterly financial status and the internal controls, published financial statements, accounting principles and auditing procedures. In addition, the Audit Committee must meet separately with the Company's external auditors without management, at least once a year and more frequently as required, during which the Company's financial statements, internal controls and procedures are discussed. In accordance with Nasdaq's listing standards, the Company has adopted a formal charter for the Audit Committee that details its mandate, a copy of which is available at www.imax.com.

     (b) All members of the Audit Committee      The Company aligns with this Guideline. All members of the Audit Committee are
     should be non-management directors          non-management directors.

                                                 All of the members of the Audit Committee are "independent" within the meaning of
                                                 Rule 4200(a)(15) of the NASD Marketplace Rules and are financially literate. The composition of the Audit Committee satisfies Rule 4350(d)(2) of the NASD
                                                 Marketplace Rules.

14.  Implement a system to enable                In performing the Board's or director's individual responsibilities, directors
     individual directors to engage outside      may, with the authorization of the Governance Committee, engage outside advisors
     advisors, at the Company's expense          at the Company's expense.

                                  [IMAX LOGO]

[BAR CODE]

[IMAX LOGO]                                                 [COMPUTERSHARE LOGO]

                                                9th Floor, 100 University Avenue
                                                        Toronto, Ontario M5J 2Y1
                                                           www.computershare.com

                        000001
     SAM SAMPLE
     123 SAMPLES STREET
     SAMPLETOWN SS X9X X9X                 SECURITY CLASS          COMMON SHARES

                                           HOLDER ACCOUNT NUMBER

                                           C9999999999                 IND

FORM OF PROXY - ANNUAL MEETING TO BE HELD ON APRIL 13, 2005

THIS FORM OF PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT.

NOTES TO PROXY

1. EVERY HOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON OF THEIR CHOICE, WHO NEED NOT BE A HOLDER, TO ATTEND AND ACT ON THEIR BEHALF AT THE MEETING. IF YOU WISH TO APPOINT A PERSON OTHER THAN THE PERSONS WHOSE NAMES ARE PRINTED HEREIN, PLEASE INSERT THE NAME OF YOUR CHOSEN PROXYHOLDER IN THE SPACE PROVIDED (SEE REVERSE).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. THE SECURITIES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE HOLDER, HOWEVER, IF SUCH A DIRECTION IS NOT MADE IN RESPECT OF ANY MATTER, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT.

6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the notice of meeting or other matters that may properly come before the meeting.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

VOTING BY MAIL may be the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual.

VOTING BY MAIL OR BY INTERNET, are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of Fold mailing this proxy, you may choose one of the two voting methods outlined below to vote this proxy. Please have this proxy in hand when you call.

[TELEPHONE ICON] TO VOTE USING THE TELEPHONE                                 [MOUSE ICON] TO VOTE USING THE INTERNET
(ONLY AVAILABLE WITHIN CANADA AND U.S.)
- Call the toll free number listed BELOW from a touch tone         - Go to the following web site:
  telephone. There is NO CHARGE for this call.

  1-800-401-7942                                                     www.computershare.com/ca/proxy

- Proxy Instructions must be received by 5:00 pm, Eastern Time,    - Proxy Instructions must be received by 5:00 pm, Eastern
  on April 11, 2005.                                                 Time, on April 11, 2005.

TO VOTE BY TELEPHONE OR THE INTERNET, YOU WILL NEED TO PROVIDE YOUR HOLDER ACCOUNT NUMBER AND ACCESS NUMBER LISTED BELOW.

HOLDER ACCOUNT NUMBER C9999999999                 ACCESS NUMBER 99999

IF YOU VOTE BY TELEPHONE OR THE INTERNET, DO NOT MAIL BACK THIS PROXY.

Proxies submitted must be received by 5:00 pm, Eastern Time, on April 11, 2005

+   SAM SAMPLE                        C9999999999                 [BAR CODE]   +

                                      IND        C01
APPOINTMENT OF PROXYHOLDER

The undersigned common shareholder          PRINT THE NAME OF THE PERSON YOU ARE
of IMAX Corporation (the "Company")         APPOINTING IF THIS PERSON IS SOMEONE
hereby appoints Bradley J. Wechsler, OR     OTHER THAN THE CHAIRMAN OF THE
failing whom, Richard L.Gelfond,            MEETING.
failing whom, Robert D.Lister,                                                     ________________
failing whom, G. Mary Ruby,

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of IMAX CORPORATION to be held at Stony Brook Manhattan, 2nd Floor, 401 Park Avenue South, New York, New York, USA, 10016 on April 13, 2005 at 10:30 am and at any adjournment thereof.

1.    ELECTION OF DIRECTORS

                                                      FOR  WITHHOLD
01.   Garth M. Girvan                     [TRIANGLE]  [ ]     [ ]

02.   David W. Leebron                    [TRIANGLE]  [ ]     [ ]

03.   Marc A. Utay                        [TRIANGLE]  [ ]     [ ]

2. APPOINTMENT OF AUDITORS

In respect of the appointment of PricewaterhouseCoopers LLP as auditors
of the Company and authorizing the directors to fix their remuneration.       FOR [TRIANGLE] [ ]         WITHHOLD [TRIANGLE] [ ]


AUTHORIZED SIGNATURE(s) - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. IF NO VOTING INSTRUCTIONS ARE INDICATED ABOVE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT.

Signature(s)

______________________                     ______________________
                                           Date

FINANCIAL STATEMENTS REQUEST        INTERIM FINANCIAL REPORTS

In accordance with securities              Mark this box if you would
regulations, shareholders may              like to receive interim financial
elect annually to receive           [  ]   reports by  mail. You may
interim financial statements,              also register online to receive
if they so request. If you                 financial statements at
wish to receive such mailings,             www.computershare.com/ca/mailinglist
please mark your selection.

If you do not mark the box, or do not return this PROXY or register online, then it will be assumed you do NOT want to receive interim financial statements.

-    99999              001682                   1PI                IMXQ     +